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                                 THE ARBOR FUND

                          GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                 GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                  GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO
                       (THE "GOLDEN OAK FAMILY OF FUNDS")
                        Supplement dated August 19, 1997
                      to the Prospectus dated May 31, 1997

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

                           --------------------------

The shares of the Golden Oak Family were originally designated as Class A shares and Class B shares. In order to reflect industry standards, the class designations of the Funds are hereby changed so that Class A shares are now known as Institutional shares and Class B shares are now known as Class A shares. All references in the Prospectus to "Class A shares" should now be read as references to "Institutional shares" and all references to "Class B shares" should now be read as references to "Class A shares."

                           --------------------------

To reflect a change in the timing of the Growth and Value Portfolios' dividend payments, the second sentence under "How are Dividends Paid?" on page 3 of the Prospectus is deleted and replaced with the following:

       The net investment income (exclusive of capital gains) of the Growth and Value Portfolios is declared and distributed quarterly to shareholders of record.

Additionally, the second and third sentences under "Dividends" on page 27 of the Prospectus are deleted and replaced with the following:

       The net investment income (exclusive of capital gains) of the Growth and Value Portfolios is declared and distributed quarterly to shareholders in the form of dividends on the first Business Day of each quarter to shareholders of record for such dividend.

                           --------------------------

The Golden Oak Family of Funds currently has three sub-advisers. For administrative convenience, the sub-advisory arrangements with two of the sub-advisers were modified so that all three sub-advisory arrangements reflect similar payment structures. Currently, the fifth and tenth paragraphs in the section "The Sub-Advisers" on pages 15 and 16 of the Prospectus indicate that Systematic Financial Management, L.P. ("Systematic Financial") and Nicholas-Applegate Capital Management ("Nicholas-Applegate") are each entitled to receive a sub-advisory fee from the Adviser, calculated daily and paid quarterly, for their services as sub-advisers to the Value Portfolio and Growth Portfolio, respectively. These paragraphs are hereby revised to indicate that Systematic Financial and Nicholas-Applegate are each entitled to receive a sub-advisory fee from the respective Portfolio, calculated daily and paid monthly, for their services as sub-advisers to the Value Portfolio and Growth Portfolio, respectively.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIT-F-006-06